                                      VII.

         Granting such temporary and preliminary relief as is necessary to assure defendants' compliance with the Court's orders, including: a temporary restraining order; a preliminary injunction; a temporary freeze of defendants' assets and accounts, other than SOE's; the temporary surrender of Huttoe's passport; an order prohibiting the destruction and alteration of documents; an order expediting discovery; an order directing defendants to answer the complaint; and an order directing defendants, other than SOE, to file an Accounting.

                                     VIII.

       Granting such other relief as this Court may deem just and proper.

                                        Respectfully submitted,




                                        ----------------------------------------
OF COUNSEL                              NANCY GRUNBERG, Trial Counsel
                                         D.C. Bar No. 380169
                                        NORAN J. CAMP, Trial Counsel
THOMAS C. NEWKIRK                       Attorneys for Plaintiff
ERICH T. SCHWARTZ                       Securities and Exchange Commission
KENNETH R. LENCH                        P.O. Box 50239, Mail Stop 4-2
PAULA L. KASHTAN                        Washington, D.C.  20091-0239
ERIC R. WERNER                               [Courier:  450 5th Street, N.W.,
                                        MS-4-2, Washington, D.C.  20549]
Dated:  November 7, 1996                Tel:  202-942-4734 (Grunberg)
        Washington, D.C.                FAX:  202-942-9581

                                                                   EXHIBIT 99.3

                          UNITED STATES DISTRICT COURT
                              DISTRICT OF COLUMBIA

________________________________________________
                                                :
SECURITIES AND EXCHANGE COMMISSION,             :
450 FIFTH STREET, N.W.                          :
WASHINGTON, D.C.  20549,                        :
                                                :
                                 PLAINTIFF,     : CIVIL ACTION NO. 96-02543 GK
                                                :
                                                :
                          V.                    :
                                                :
CHARLES O. HUTTOE, HUTTOE &                     :
ASSOCIATES, INC., WORD CORPORATION,             :
NATIONAL TRADING SERVICES,                      :
KAREN PURVIS, TAMMY JO PERKINS,                 :
JOSEPHINE BROOKS, SGA GOLDSTAR                  :
RESEARCH INC., THEODORE R.                      :
MELCHER, JR., SHANNON B. TERRY,                 :
SYSTEMS OF EXCELLENCE, INC.,                    :
ALPHA SECURITIES LTD., AND                      :
DUNBAR HOLDINGS LTD.,                           :
                                                :
                                  DEFENDANTS.   :
________________________________________________:


                ORDER GRANTING PLAINTIFF'S REQUEST FOR TEMPORARY
               RESTRAINING ORDER, ASSET FREEZE, AND OTHER RELIEF

         This cause comes before the Court upon motion by the Plaintiff Securities and Exchange Commission ("Commission") for the following Orders with respect to Defendants:

                 1. Temporarily Restraining defendants from violating the federal securities laws;

                 2. Temporarily freezing assets and accounts of defendants, other than Systems of Excellence, Inc.;

                 3. Requiring Charles O. Huttoe to temporarily surrender his passport and refrain from foreign travel pending identification of accounts;

                 4.       Prohibiting destruction and alteration of documents;

                 5.       Expediting discovery;

                 6. Expediting the production of bank records subject to 12 U.S.C. Sections 3401, et seq., by delaying notice to the customer, as provided by 12 U.S.C. Section 3409;

                 7.       Directing defendants to answer the Complaint;

                 8. Directing defendants, other than Systems of Excellence, Inc., to file an Accounting; and

                 9. Directing defendants to Show Cause why the Court should not issue a Preliminary Injunction and impose other relief against them.

         The Court has considered the Commission's Complaint, Memorandum of Points and Authorities in support of the TRO, and the Declaration of Paula L. Kashtan and exhibits filed therewith, and all other documents and arguments in support of its application for emergency relief ("Application").

         The Commission has made a sufficient and proper showing in support of the relief granted herein by: i) presenting a prima facie case of securities laws violations by defendants, and ii) showing a reasonable likelihood that the defendants enjoined herein will continue to violate the federal securities laws in connection with their offer, purchase and sale of SOE stock.

         The Court finds good cause to believe that, unless restrained and enjoined by Order of this Court, defendants, other than SOE, will dissipate, conceal or transfer from the jurisdiction of this Court assets which could be subject to an Order of Disgorgement. Accordingly the Court hereby orders as follows:

                                       I.

                          TEMPORARY RESTRAINING ORDER

         IT IS HEREBY ORDERED that, pending determination of the Show Cause Preliminary Injunction hearing,

                 1. Defendants Charles O. Huttoe, Huttoe & Assoc., National Trading Services, Word Corporation, SGA Goldstar Research, Inc., Theodore R. Melcher, Jr., Shannon B. Terry, Alpha Securities Ltd., Dunbar Holdings Ltd., and Systems of Excellence, Inc., and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them, and each of them, ARE HEREBY RESTRAINED AND ENJOINED from directly or indirectly, in the absence of an applicable exemption,

                          a. making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell a security through the use or medium of any prospectus or otherwise, or

                          b. carrying or causing to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or delivery, unless a registration statement is in effect as to such security, or

                          c. making use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy through the use or medium of any prospectus or otherwise any security, unless a registration statement is in effect as to such security, or while the registration statement is the subject of a refusal or stop order or (prior to the effective date of the registration statement) any public proceeding under Section 8 of the Securities Act [15 U.S.C. Section 77h],

in violation of Sections 5(a) and 5(c) of the Securities Act [15 U.S.C. Sections 77e(a) and 77e(c)];

                 2. Defendants Charles O. Huttoe, Huttoe & Assoc., National Trading Services, Inc., Word Corporation, SGA Goldstar Research, Inc., Theodore R. Melcher, Jr., Shannon B. Terry, Alpha Securities Ltd., Dunbar Holdings Ltd., and Systems of Excellence, Inc., and each of them, and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them, and each of them, ARE HEREBY RESTRAINED AND ENJOINED from directly or indirectly, in connection with the offer, purchase, or sale of any securities, by the use of any means, instruments or instrumentalities of transportation or communication in interstate commerce, or of the mails, or of any facility of any national securities exchange,

                          a. employing any device, scheme, or artifice to defraud, or

                          b. obtaining money or property by means of any untrue statement of a material fact, or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or

                          c. engaging in any transaction, act, practice or course of business which operates or would operate as a fraud or deceit upon any person,

in violation of Section 17(a) of the Securities Act [15 U.S.C. Section 77q(a)], Section 10(b) of the Exchange Act [15 U.S.C. Section 78j(b)], and Rule 10b-5 thereunder [17 C.F.R. Section 240.10b-5].

                 3. Defendants SGA Goldstar Research, Inc., Theodore R. Melcher, Jr., Shannon B. Terry, Alpha Securities Ltd., and Dunbar Holdings Ltd., and each of them, and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them, and each of them, ARE HEREBY RESTRAINED AND ENJOINED from directly or indirectly, using any means or instruments of transportation or communication in interstate commerce or by the use of the mails, to publish, give publicity to, or circulate any notice, circular, advertisement, newspaper, article, letter, investment service, or communication which, though not purporting to offer a security for sale, describes such security for a consideration received or to be received, directly or indirectly, from an issuer, underwriter, or dealer, without fully disclosing the receipt, whether past or prospective, of such consideration and the amount thereof, in violation of Section 17(b) of the Securities Act [15 U.S.C. Section
77q(b)];

                 4. Defendant Systems of Excellence, Inc., and its officers, agents, servants, employees, attorneys, and those persons in active concert or participation with it, ARE HEREBY RESTRAINED AND ENJOINED from,

                          a. Failing to file with the Commission, in accordance with such rules and regulations as the Commission may prescribe as necessary or appropriate for the proper protection of investors and to insure fair dealing in the security,

                                  (1)      such information and documents (and
                 such copies thereof) as the Commission shall require to keep reasonably current the information and documents required to be included in or filed with an application or registration statement filed pursuant to Section 12 of the Exchange Act [15 U.S.C. Section 78l], and

                                  (2)      such annual reports (and copies
                 thereof), certified if required by the rules and regulations of the Commission by independent public accountants, and such quarterly reports (and such copies thereof), as the Commission may prescribe, and

                          b. filing or causing to be filed with the Securities and Exchange Commission any report required to be filed pursuant to Section 13(a) of the Exchange Act [15 U.S.C. Section 78m(a)] and the rules and regulations promulgated thereunder, which contains any untrue statement of material fact, which omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which omits to disclose any information required to be disclosed, in violation of Sections 10(b) and 13(a) of the Exchange Act [15 U.S.C. Sections 78j(b) and 78m(a)], and Rules 10b-5, 12b-20, 13a-1, 13a-11, and
13a-13, thereunder [17 C.F.R. Sections  240.10b-5, 240.12b-20, 240.13a-1,
240.13a-11, 240.13a-13, 240.13a-13], thereunder.

                 5. Defendant Systems of Excellence, Inc., and its officers, agents, servants, employees, attorneys, and those persons in active concert or participation with it, ARE HEREBY RESTRAINED AND ENJOINED from,

                          a. Failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets, and

                          b. Failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurance that,

                                  (1)      transactions are executed in
                 accordance with management's general or specific authorization,

                                  (2)      transactions are recorded as
                 necessary (I) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (II) to maintain accountability for assets,

                                  (3)      access to assets is permitted only
                 in accordance with management's general or specific authorization, and

                                  (4)      the recorded accountability for
                 assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences,

in violation of Sections 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. Sections 78m(b)(2)(A) and 78m(b)(2)(B)].

                 6. Defendant Charles O. Huttoe and his agents, servants, employees, attorneys, and those persons in active concert or participation with him, ARE HEREBY RESTRAINED AND ENJOINED from,

                          a. Falsifying or causing to be falsified, any book, record or account subject to Section 13(b)(2)(A) of the Exchange Act, or

                          b. making or causing to be made a materially false or misleading statement, or

                          c. omitting to state, or causing another person to omit to state, any material fact necessary to make statements made, in light of the circumstances under which such statements were made, not misleading, to an accountant in connection with (1) any audit or examination of the financial statements of the issuer required to be made pursuant to the Commission's rules and regulations, or (2) the preparation or filing of any document or report required to be filed with the Commission pursuant to the Commission's rules and regulations, in violation of Section 13(b)(5) of the Exchange Act [15 U.S.C. Section 78m(b)(5)], and Rules 13b2-1 and 13b2-2 thereunder [17 C.F.R. Sections 240.13b2-1 and 240.13b2-2].

                 7. Defendant Charles O. Huttoe, IS HEREBY RESTRAINED AND ENJOINED FROM, with respect to any non- exempt equity security, when he is directly or indirectly the beneficial owner of more than 10 per centum of any class of such security, or a director or an officer of the issuer of such security, failing to file, at the time of the registration of such security on a national securities exchange or by the effective date of a registration statement filed pursuant to Section 12(g) of the Exchange Act [15 U.S.C. Section 78l(g)], or within ten days after he becomes such beneficial owner, director, or officer, a statement with the Commission (and, if such security is registered on a national securities exchange, also with the exchange) of the amount of all equity securities of such issuer of which he is the beneficial owner, and within ten days after the close of each calendar month thereafter, if there has been a change in such ownership during such month, failing to file with the Commission (and if such security is registered on a national securities exchange, also with the exchange) a statement indicating his ownership at the close of the calendar month and such changes in his ownership as have occurred during such calendar month, in violation of Section 16(a) of the Exchange Act [15 U.S.C. Section 78p(a)], and Rules 16a-2 and 16a-3 thereunder [17 C.F.R. Sections 240.16a-2 and 240.16a-3].

                                      II.

                           ASSET AND ACCOUNTS FREEZE

         IT IS FURTHER ORDERED that, pending determination of the Order To Show Cause, see IX, below,

         A. That the defendants, other than SOE, along with their directors, officers, agents, servants, employees, attorneys, depositories, banks, and those persons in active concert or participation with any one or more of them, and each of them, BE AND THEY HEREBY ARE RESTRAINED FROM, directly or indirectly, transferring, setting off, receiving, changing, selling, pledging, assigning, liquidating or otherwise disposing of, or withdrawing any assets or property, including cash, free credit balances, fully paid for securities, and/or property pledged or hypothecated as collateral for loans, legally or beneficially owned by, controlled by, or in the possession of:

                 1.       Charles O. Huttoe,

                 2.       Huttoe & Associates,

                 3.       National Trading Services, Inc.,

                 4.       Word Corporation,

                 5.       Karen Purvis, also known as Karen Purvis Huttoe

                 6.       Tammy Jo Perkins,

                 7.       Josephine Brooks,

                 8.       SGA Goldstar Research, Inc.,

                 9.       Theodore R. Melcher, Jr.,

                 10.      Shannon B. Terry,

                 11.      Alpha Securities Ltd., and

                 12.      Dunbar Holdings Ltd.,

provided, however, that defendant Huttoe may expend up to a maximum of $5,000 each month for reasonable living expenses, $1,000 each month for travel expenses, and a maximum of $5,000 each month beginning on December 1, 1996, for legal expenses. Purvis, Brooks, and Perkins may each expend a maximum of $5,000 per month for living expenses, and may apply to the Court for a reasonable allowance for travel and legal expenses. Any party may petition the Court for modification of these limits in the event of hardship.

         B. That any financial or brokerage institution or other person or entity located within the territorial jurisdiction of the United States courts and holding any such funds or other assets, in the name, for the benefit or under the control of Charles
O. Huttoe, Huttoe & Associates, National Trading Services, Inc., Word Corporation, Karen Purvis, also known as Karen Purvis Huttoe, Tammy Jo Perkins, Josephine Brooks, SGA Goldstar Research, Inc., Theodore R. Melcher, Jr., Shannon B. Terry, Alpha Securities Ltd., or Dunbar Holdings Ltd., and which receives actual notice of this order by personal service or otherwise, shall hold and retain within its control and prohibit the withdrawal, removal, transfer, disposition, pledge, encumbrance, assignment, set off, sale, liquidation, dissipation, concealment, or other disposal of any such funds or other assets.

         Such banks and brokerages include, without limitation, the following bank and brokerage accounts, controlled by Huttoe, into which unregistered SOE shares were deposited,

                 1. M.H. Meyerson & Co., Inc. brokerage accounts in the names of:

                          a.      Karen Purvis, opened March 13, 1996,

                          b.      Josephine Brooks, opened June 5, 1996, and

                          c.      Tammy Jo Perkins, opened May 31, 1996,

                 2. Commonwealth Associates brokerage account in the name of National Trading Services, Inc., opened August 8, 1995, and

                 3. J.S. Securities, Inc. brokerage account in the name of National Trading Services, Inc.,

and the following bank accounts, controlled by Huttoe, which then received proceeds from the sales of unregistered SOE shares previously deposited into the above-referenced M.H. Meyerson and Commonwealth brokerage accounts,

                 4.       City National Bank accounts in the names of:

                          a.      Huttoe & Associates, account 5001578052,

                          b.      Huttoe and Brooks, account 5002950802,

                          c.      Huttoe and Purvis, account 5002950828, and

                          d.      Huttoe and Perkins, account 5002950815,

and the following bank accounts controlled by Huttoe, into which the above-referenced City National Bank account SOE unregistered stock sale proceeds, and the proceeds from the sales of SOE unregistered shares in the J.S. Securities account were then transferred,

                 5. Patriot National Bank account in the name of National Trading Services, Inc., account 10033254,

and the following bank accounts into which the above-referenced Patriot National Bank account SOE unregistered stock sale proceeds were then transferred,

                 6. Tyson's National Bank account of Nancy Ellis, account number 1011553,

                 7. Barnett Bank account of Mary Jane Hubbard, account number 1460192390,

                 8.       Commercial Bank of Florida accounts of:

                          a. David Goldstein, account number 4052182208, and

                          b. Goldstein & Goldstein, P.A. Trust Account, account number 0405100-77310,

                 9.       First Union Bank (Jacksonville, Florida) accounts of:

                          a. Starlog Franchise Corp., account number 2090001257271,

                          b.      J.S. Holdings, Inc., account number
                                  8880404828, Pt. Pleasant Branch,

                 10. Bank of Tampa account of Evans & Domica, P.A., account number 21900639,

                 11.      City National Bank account of Nancy Davis, and

                 12.      Bank of Montreal account of Lynda Lou Kane,

and any other brokerage or bank account controlled by any defendant, including the Patriot National Bank account under Huttoe's control in the name of Word Corporation, account 10033165, or which contains proceeds or transfers from the sales of unregistered SOE stock, and

         C. That Charles O. Huttoe, Huttoe & Associates, National Trading Services, Inc., Word Corporation, Karen Purvis, also known as Karen Purvis Huttoe, Tammy Jo Perkins, Josephine Brooks, SGA Goldstar Research, Inc., Theodore R. Melcher, Jr., Shannon B. Terry, Alpha Securities Ltd., Dunbar Holdings Ltd., and each of them, shall

                 1. Take such steps as are necessary to repatriate to the territory of the United States of America, in a manner to be directed by the Court, all such funds and assets of investors described in the Commission's complaint in this action which are held by them or are under their direct or indirect control, jointly or singly; and

                 2. Provide the Commission and the Court a written description of all such funds and assets so repatriated.

                                      III.

                    TEMPORARY PASSPORT SURRENDER AND TRAVEL
                   RESTRICTION PENDING ACCOUNT IDENTIFICATION

         IT IS FURTHER ORDERED that:

         A. Charles O. Huttoe shall immediately surrender to the Clerk of the Court all passports that he holds. Huttoe's passport(s) will be retained by the Court pending (1) Huttoe's filing and provision to the Commission of a sworn identification of assets and accounts as set forth in VIII(3), below, and (2)
                 resolution of the Order To Show Cause, see   IX below, after
                 which Huttoe may apply for return of the passport(s).

         B. Huttoe is prohibited from travelling outside of the United States pending (1) Huttoe's filing and provision to the Commission of a sworn identification of assets and accounts as set forth in VIII(3), below, and (2) resolution of the Order To Show Cause, see IX below, after which Huttoe may apply to lift this restriction.

         C. Within five (5) calendar days from the date of this Order, Huttoe shall provide to the Commission, and file with this Court, a document sworn to before a notary public setting forth all assets (whether real or personal) and accounts (including, but not limited to, bank accounts, savings accounts, securities accounts and deposits of any kind) in which he (whether solely or jointly), directly or indirectly (including through a corporation, partnership, relative, friend, or nominee), either has an interest or over which he has the power or right to exercise control.

                                      IV.

                              RECORDS PRESERVATION

         IT IS FURTHER ORDERED that all defendants, their directors, officers, agents, servants, employees, attorneys, depositories, banks, and those persons in active concert or participation with any one or more of them, and each of them, BE AND THEY HEREBY ARE RESTRAINED AND ENJOINED from, directly or indirectly, destroying, mutilating, concealing, altering, disposing of, or otherwise rendering illegible in any manner, any of the books, records, documents, correspondence, brochures, manuals, papers, ledgers, accounts, statements, obligations, files and other property of or pertaining to the Defendants wherever located.

                                       V.

                              EXPEDITED DISCOVERY

         IT IS FURTHER ORDERED that expedited discovery is ordered as follows:

         A. prior to the expiration of thirty (30) calendar days after service of the summons and complaint upon defendants, pursuant to Rules 30(a) and 45 of the Federal Rules of Civil Procedure, plaintiff may take depositions upon oral examination and obtain documents from defendants and non-parties subject to five (5) calendar days notice, and depositions may be taken by telephone or other remote electronic means;

         B. pursuant to Rules 33 and 36 of the Federal Rules of Civil Procedure, the defendants shall answer all requests for admissions and interrogatories within five (5) calendar days of service of any such requests;

         C. pursuant to Rule 34(b) of the Federal Rules of Civil Procedure, defendants and non-parties shall produce all documents requested by the Commission within five (5) calendar days of service of any such requests; and

         D. all written responses to the Commission's requests for discovery under the Federal Rules of Civil Procedure shall be delivered to the Commission at 450 Fifth Street, N.W., Mail Stop 4-2, Washington, D.C. 20549 (FAX: 202-942-9581) or to
                 such other place as counsel for the Commission may direct, by the most expeditious means available.

         E. Service of discovery requests shall be sufficient if made upon the defendants by facsimile or overnight courier.

                                      VI.

                  EXPEDITED BANK RECORDS PRODUCTION UNDER RFPA

         IT IS FURTHER ORDERED that expedited production of bank records discovery is ordered as follows:

         A. Pursuant to 12 U.S.C. Section 3409((a)(3)(E), the Commission may delay notification of the customer of any banks it subpoenas in this action, under to the Right to Financial Privacy Act, 12 U.S.C. Sections 3401, et seq., as the notification and ten-day delay provisions of the statute would prevent the parties from obtaining necessary bank records in time for the Order To Show Cause.

         B. Banks served with a Commission subpoena for customer records and this Order shall produce the records in the expedited fashion provided in
Section V, above, and shall not decline to produce the records because the ten day waiting period has not passed, nor because the Commission has not provided a RFPA certification.

                                      VII.

                                    SERVICE

         IT IS FURTHER ORDERED that

         A. Defendants shall serve their Answers to the Commission's complaint within five (5) calendar days of the issuance of this Order,

         B. Service of this Order by FAX shall be sufficient to provide notice.

                                     VIII.

                                   ACCOUNTING

         IT IS FURTHER ORDERED that the defendants, other than SOE, and each of them, shall make a sworn accounting within five (5) calendar days of the issuance of this Order to this Court and to the Commission of:

         A. any and all assets, funds, or other properties held in their names, jointly or individually, or for their direct or indirect beneficial interest, or over which they maintain control, wherever situated, stating the location, value, and disposition of each such asset, fund, and other property;

         B. each account with any financial or brokerage institution maintained in either of their names, or for their direct or indirect beneficial interest, or over which they maintain control, wherever situated, and the names and last known addresses of all bailees, debtors, and other persons and entities which have held or are holding any of their assets, funds or other properties;

         C. the disposition of all funds, assets or other properties removed or transferred from each account, bailee, debtor or other person or other entities, from January 1, 1995 to the present; and

         D. each sale or other disposition of SOE securities by them or for their benefit, stating for each the brokerage firm(s) used, the date, amount and price of each transaction, and the current location of the proceeds.

                                      IX.

                               SHOW CAUSE HEARING

         IT IS HEREBY ORDERED that the Defendants, individually and collectively, show cause, if any, before the Honorable Gladys Kessler of this Court, at 4 o'clock p.m., on November 21, 1996, in Courtroom 19 of the United States Courthouse, Washington, D.C., or as soon thereafter as the matter can be heard, why a Preliminary Injunction pursuant to Rule 65 of the Federal Rules of Civil Procedure should not be granted against defendants, as requested by the Commission.

                                       X.

                           RETENTION OF JURISDICTION

         IT IS FURTHER ORDERED that this Court will retain jurisdiction over this matter and the Defendants in order to implement and carry out the terms of all Orders and Decrees that may be entered and/or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court, and will order other relief that this Court deems appropriate under the circumstances.


         IT IS SO ORDERED.


Dated:  -----------------
         Washington, D.C.




                                                   ----------------------------
                                                   UNITED STATES DISTRICT JUDGE

                             CERTIFICATE OF SERVICE


         I, the undersigned, hereby certify that on this 7th day of November, 1996, I caused true and correct copies of the foregoing ORDER GRANTING PLAINTIFF'S REQUEST FOR TEMPORARY RESTRAINING ORDER, ASSET FREEZE, AND OTHER RELIEF, to be FAX'ed, and that same day, placed in properly sealed, first class, postage-paid wrappers, addressed to the following listed counsel for all parties to the action, and placed into an official depository of the United States Postal Service:

Gary Goodenow, Esq.
341 Northeast 104th Street
Miami, FL 33138
Tel:  305-757-0570
FAX:  305-757-4475
[Attorney for SGA Goldstar defendants]

John Fedders, Esq.
1742 N Street, N.W.
Washington, D.C.  20036
Tel:  202-659-2424
FAX:  202-785-2210
[Attorney for Charles Huttoe defendants]

Elliot G. Sagor, Esq.
Squadron, Ellenoff, Plesent & Sheinfeld, LLP
551 Fifth Avenue
New York, New York  10176
Tel:  212-476-8287
Fax:  212-697-6686
[Attorney for Systems of Excellence, Inc.]





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